                                                                   Exhibit 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: August 2005

CURRENT BILLING MONTH 8/3/2005 - 8/31/2005                 COLLECTION CURVE 100%

STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                       $137,701,298
Residential SECURITIZATION CHARGE (SC) Billed                  $  1,796,015   1.304%
Commercial Total Billed                                        $ 91,022,452
Commercial SECURITIZATION CHARGE (SC) Billed                   $  1,658,813   1.822%
Industrial Total Billed                                        $ 46,783,254
Industrial SECURITIZATION CHARGE (SC) Billed                   $  1,406,451   3.006%

YTD NET WRITE-OFFS AS A% OF BILLED REVENUE
Non-Residential Customer Net Write-offs                               0.240%
Residential Customer Net Write-offs                                   0.280%
Total Net Write-offs                                                  0.260%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                 $  1,842,566
Commercial Class SC Collected                                  $  1,641,277
Industrial Class SC Collected                                  $  1,528,635
Total SC Collected                                             $  5,012,478
Aggregate SC Remittances for July 2005 BILLING MONTH           $  4,244,973
Aggregate SC Remittances for August 2005 BILLING MONTH         $  5,012,478
Aggregate SC Remittances for September 2005 BILLING MONTH      $          0

TOTAL CURRENT SC REMITTANCES                                   $  9,257,451

CURRENT BILLING MONTH 8/3/2005 - 8/31/2005                 COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT RESIDENTIAL
A-1 Residential SC Collected                                   $  1,754,658
A-3 Residential T.O.D. SC Collected                            $      4,442
A-4 Alternate Residence SC Collected                           $     48,224
A-5 Residential Farm/Life Support SC Collected                 $     35,242

TOTAL RESIDENTIAL SC COLLECTED                                 $  1,842,566

COMMERCIAL
B-1 General Primary (041) SC Collected                         $     27,939
B-General Secondary (010) SC Collected                         $    337,496
C- General Secondary (011) SC Collected                        $    571,636
D-General Primary (018) SC Collected                           $    349,115
F-Primary High Load Factor (032) SC Collected                  $     47,930
GH-General Service Heating (013) SC Collected                  $      4,060
H- Water Heating Service (014) SC Collected                    $        728
L-1 General Energy-Only Street Lighting SC Collected           $      1,736
L-2 General Service (Cust Owned) St Light SC Collected         $      1,741
L-3 General Service (Co Owned) St Light SC Collected           $      8,861
L-4 General Service Outdoor Lighting Commercial SC Collected   $          0
PS-1 General Secondary Public Pumping SC Collected             $      7,436
PS-2 General Primary Public Pumping SC Collected               $      8,726
PS-3 General Optional Primary Public Pumping SC Collected      $     48,667
R-1 General Secondary Resale SC Collected                      $         76
R-2 General Secondary Resale SC Collected                      $      1,063
R-3 General Primary Resale SC Collected                        $     32,906
ROA-P Retail Open Access Primary (110) SC Collected            $    133,789
ROA-S Retail Open Access Secondary Com SC Collected            $     47,846
SC - Special Contract Commercial SC Collected                  $      2,310
SPEC Grand Rapids Special Contract SC Collected                $      2,327
UR-General Unmetered SC Collected                              $      4,889

TOTAL COMMERCIAL SC COLLECTED                                  $  1,641,277

INDUSTRIAL
B-1 General Primary (042) SC Collected                         $     20,324
B-General Secondary (020) SC Collected                         $     38,476
C- General Secondary (021) SC Collected                        $     87,015
CG-Cogeneration/Small Power Production Purchase SC Collected   $      3,758
D-General Primary (028) SC Collected                           $    576,958
F-Primary High Load Factor (033) SC Collected                  $     62,342
GH-General Service Heating (023) SC Collected                  $         34
GMD General Motors SC Collected                                $     45,030
GMF General Motors SC Collected                                $     77,394
GMJ-1 General Motors SC Collected                              $      4,987
H- Water Heating Service (024) SC Collected                    $          0

CURRENT BILLING MONTH 8/3/2005 - 8/31/2005                 COLLECTION CURVE 100%

I-General Primary Interruptible (034) SC Collected             $          0
J-1General Alternative Electric Metal Melting SC Collected     $     26,641
J-General Primary Electric Furnace (037) SC Collected          $      7,913
R-3 General Primary Resale (027) SC Collected                  $        978
ROA-P Retail Open Access Primary (111) SC Collected            $    297,862
ROA-S Retail Open Access Secondary Ind SC Collected            $      8,304
SC - Special Contract Industrial SC Collected                  $    270,619

TOTAL INDUSTRIAL SC COLLECTED                                  $  1,528,635

TOTAL SC COLLECTED                                             $  5,012,478

Executed as of this 12th day of September 2005

                                        CONSUMERS ENERGY COMPANY AS SERVICER


                                        /s/ Glenn P. Barba
                                        ----------------------------------------
                                        Glenn P. Barba, Vice President,
                                        Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201


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